
Exhibit  99.2

Unaudited  Pro  Forma  Condensed  Statements  of  Operations
For  the  Year  Ended  December  31,  2001

                                         Sequiam      Brekel Group,
                                       Corporation        Inc.         Adjustments    Pro Forma
                                      -------------  ---------------  -------------  ------------
Net sales                             $      1,657   $    1,130,537   $          -   $ 1,132,194

Costs and expenses:
     Production                                           2,663,949                    2,663,949
          Marketing and selling            181,622          885,288                    1,066,910
          Software development costs       205,831                                       205,831
          General and administrative       405,351        1,249,527                    1,654,878
          Depreciation                      16,192          429,401                      445,593
                                      -------------  ---------------  -------------  ------------
                                           808,996        5,228,165                    6,037,161
                                      -------------  ---------------  -------------  ------------
     Loss from operations                 (807,339)      (4,097,628)                  (4,904,967)
                                                                                               -
Interest Income                                             112,358                      112,358
Interest expense                            (1,192)        (109,037)                    (110,229)
Gain(loss) on sale of assets                                (54,395)                     (54,395)
                                      -------------  ---------------  -------------  ------------
     Net loss                         $   (808,531)  $   (4,148,702)  $          -   $(4,957,233)
                                      =============  ===============  =============  ============

     Net loss per common share:
        Basic and diluted             $      (0.03)  $        (0.19)                 $     (0.14)


Shares used in computation of net
loss per common share - Basic and
Diluted                                 23,871,769       21,586,273     (9,702,779)   35,755,263

Unaudited  Pro  Forma  Condensed  Statements  of  Operations
For  the  Seven  Months  Ended  July  31,  2002


                                                                    Eliminations
                                      Sequiam      Brekel Group,        and
                                    Corporation        Inc.         Adjustments     Pro Forma
                                   -------------  ---------------  --------------  ------------
Net sales                          $    252,281   $    1,266,432   $           -   $ 1,518,713

Cost of sales                      $     78,588   $    1,135,882                   $ 1,214,470
                                   -------------  ---------------  --------------  ------------

Gross Profit                            173,693          130,550                       304,243

Costs of sales                                                 -                             -
Marketing and selling                         -          253,495                       253,495
Research and development                  9,295                -                         9,295
General and administrative              358,343        1,518,348                     1,876,691
Depreciation                             11,625            3,767                        15,392
                                   -------------  ---------------  --------------  ------------
                                        379,263        1,775,610                     2,154,873
                                   -------------  ---------------  --------------  ------------
Loss from operations                   (205,570)      (1,645,060)                   (1,850,630)
                                                               -
Interest expense                          1,104           53,167                        54,271
Gain(loss) on sale of assets            (11,262)          (3,783)                      (15,045)
                                   -------------  ---------------  --------------  ------------
Net loss                           $   (217,936)  $   (1,702,010)  $           -   $(1,919,946)
                                   =============  ===============  ==============  ============

Net loss per common share:
   Basic and diluted               $      (0.01)  $        (0.08)                  $     (0.05)


Shares used in computation of net
loss per common share - Basic and
diluted                              24,233,000       21,688,394     (10,166,131)   35,755,263

Unaudited Pro Forma Condensed Balance Sheets
July  31,  2002

                                                                             Eliminations
                                               Sequiam      Brekel Group,        and
                                             Corporation        Inc.         Adjustments     Pro Forma
                                            -------------  ---------------  --------------  ------------
ASSETS
Current assets:
Cash and cash equivalents                   $          -   $       20,303   $           -   $    20,303
Accounts Receivable                               18,005           76,550                        94,555
Prepaids                                               -            1,750                         1,750
Loan to related party                                             332,130        (332,130)            -
                                            -------------  ---------------  --------------  ------------
Total current assets                              18,005          430,733        (332,130)      116,608

Furniture and equipment, net                      60,930        3,813,668                     3,874,598
Software production costs, net                   111,429                -                       111,429
Deposits and other assets                              -          189,718                       189,718
                                            -------------  ---------------  --------------  ------------
Total assets                                $    190,364   $    4,434,119   $    (332,130)  $ 4,292,353
                                            =============  ===============  ==============  ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable                            $    111,731   $      992,491   $           -   $ 1,104,222
Loan from related party                          332,130                -        (332,130)            -
Shareholder loan                                 250,000          150,000                       400,000
Deferred salaries                                414,000          199,667                       613,667
                                            -------------  ---------------  --------------  ------------
Total current liabilities                      1,107,861        1,342,158        (332,130)    2,117,889

Capital Leases                                                  2,106,813                     2,106,813

Shareholders' equity:
Common shares                                      6,733            2,169                         8,902
Paid-in capital                                  122,407        8,728,436                     8,850,843
Deficit accumulated during the
development stage                             (1,046,637)      (7,745,457)                   (8,792,094)
                                            -------------  ---------------  --------------  ------------
Total shareholders' equity                      (917,497)         985,148                        67,651
                                            -------------  ---------------  --------------  ------------
Total liabilities and shareholders' equity  $    190,364   $    4,434,119   $    (332,130)  $ 4,292,353
                                            =============  ===============  ==============  ============

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

The unaudited pro forma statements of operations combine the historical statements of operations of Sequiam Corporation for the year ended December 31, 2001 and the seven months ended July 31, 2002 with the historical statements of operations of Brekel Group, Inc. for the period from inception (January 23, 2001) through December 31, 2001 and the seven months ended July 31, 2002. The unaudited pro forma balance sheet combines the financial position of the two companies as of July 31, 2002.

The pro forma combined financial statements do not purport to be indicative of the results of operations or financial position which would have actually been reported had the transaction been consummated on the dates indicated, or which may be reported in the future.

NOTE 2 - ACQUISITION AND PRO FORMA ADJUSTMENT
Sequiam Corporation acquired 94% of the outstanding shares of Brekel Group, Inc. effective July 19, 2002. Sequiam Corporation accounted for the acquisition transaction as a purchase of Brekel Group, Inc. Pursuant to the stock exchange agreement, Sequiam Corporation issued 11,522,263 shares of common stock in exchange for an equal number of shares of common stock of Brekel Group, Inc. Additionally, pursuant to the acquisition agreement, 9,500,000 shares of Breke Group, Inc. common stock were returned to treasury and cancelled.